Loan and Lease Receivables, Impaired Loans and Leases and Allowance for Loan and Lease Losses (Policies)	9 Months Ended
Sep. 30, 2012
Receivables [Abstract]
Loans and Leases Receivable, Allowance for Loan Losses Policy
To determine the level and composition of the allowance for loan and lease losses, the Corporation breaks out the portfolio by segments and risk ratings. First, the Corporation evaluates loans and leases for potential impairment classification. The Corporation analyzes each loan and lease determined to be impaired on an individual basis to determine a specific reserve based upon the estimated value of the underlying collateral for collateral-dependent loans, or alternatively, the present value of expected cash flows. The Corporation applies historical trends from established risk factors to each category of loans and leases that has not been individually evaluated for the purpose of establishing the general portion of the allowance.